Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Third-Quarter and Nine-Month 2015 Results

50% year-over-year GAAP earnings growth and 7% loan growth

DEFIANCE, Ohio, October 26, 2015 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the third quarter and nine months ended September 30, 2015.

Third-quarter 2015 highlights over prior year include:

●	GAAP net income of $2.3 million, an increase of 49.6 percent; Fully-diluted 33.5 percent

●	Return on average assets of 1.26 percent, up from 0.90 percent

●	Loan growth up $35.0 million, or 6.9 percent

●	Fully tax equivalent (FTE) revenue up 9.3 percent

●	Net interest margin (FTE) of 3.87 percent up 23 basis points

●	Mortgage origination volume of $87.0 million, up $19.5 million, or 28.9 percent

●	Positive operating leverage for the Company; expenses down 3.8 percent

Nine-Months 2015 highlights over the prior-year, period include:

●	GAAP net income of $5.8 million, an increase of 53.9 percent

●	Return on average assets of 1.07 percent, up from 0.75 percent

●	Total revenue (FTE) up 16.8 percent

●	Total operating expense up 2.5 percent

●	Positive operating leverage of 6.6 times

Highlights	Three Months Ended			Nine Months Ended
($000’s except ratios and share data)	Sep. 2015	Sep. 2014	% Change	Sep. 2015	Sep. 2014	% Change
Operating revenue (FTE)	$10,119	$9,255	9.3%	$29,641	$25,380	16.8%
Interest income (FTE)	6,811	6,417	6.1	19,588	18,512	5.8
Interest expense	644	971	(33.7)	1,938	2,795	(30.7)
Net interest income (FTE)	6,167	5,446	13.2	17,650	15,717	12.3
Noninterest income	3,952	3,809	3.8	11,991	9,663	24.1
Noninterest expense	6,626	6,888	(3.8)	20,088	19,593	2.5
Net income	2,264	1,513	49.6	5,751	3,738	53.9
Net income available to common	2,020	1,513	33.5	5,039	3,738	34.8
Earnings per diluted share	0.35	0.31	12.9	0.89	0.76	17.1
Net interest margin (FTE)	3.87%	3.64%	6.3	3.78%	3.54%	6.8
Return on assets	1.26%	0.90%	40.0	1.07%	0.75%	42.7
Return on common equity	11.42%	10.14%	12.6	9.84%	8.54%	15.2

“I am extremely pleased to report our operating results revealing the best earnings quarter for SB Financial since the fourth quarter of 2003,” said Mark Klein, Chairman, President and Chief Executive Officer of SB Financial. “For the full year, our fully diluted EPS of $0.89 per share is up 17.1 percent. In addition, we opened two new loan production offices; one in Tiffin, Ohio and our first in the Michigan market of Lambertville. Additionally, our new full-service location in Dublin, Ohio is set to open this week.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total revenue, consisting of net interest income (FTE) and noninterest income, was up 9.3 percent from the third quarter of 2014, but down 1.8 percent from the linked quarter.

●	Net interest income (FTE) was up 13.2 percent for the third quarter, and up 5.3 percent compared to the linked quarter.

●	Net interest margin (FTE) was up 23 basis points for the third quarter, and up 9 basis points from the linked quarter.

●	Net interest margin was impacted by the payoff of the fixed rate trust preferred securities late in the third quarter of 2014. For the third quarter of 2015, this early payoff increased margin by 16 basis points.

●	Noninterest income was up 3.8 percent for the third quarter, but down 11.1 percent from the linked quarter.

●	Total revenue (FTE), for the first nine months of 2015 was $29.6 million compared to $25.4 million for the first nine months of 2014, which is a 16.8 percent increase. The increase was due to higher mortgage volume of $87 million and Small Business Administration Loan (SBA) sale gains of $0.72 million.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2015 were $87.0 million, up $19.5 million, or 28.8 percent, from the year-ago third quarter. For the year, originations are $255.5 million, up $87.9 million or 52.4 percent. Total sales of originated loans are up 55.2 percent to $214.2 million for the year.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.79 million for the third quarter of 2015, compared to $1.73 million for the year-ago quarter. The mortgage servicing valuation adjustment for the third-quarter 2015 was a negative $0.14 million. The aggregate servicing valuation impairment ended the quarter at $0.36 million. The mortgage servicing portfolio at September 30, 2015, was $751.0 million, up $101.3 million, or 15.6 percent, from $649.7 million at September 30, 2014.

Mr. Klein noted, “The third quarter production represented another quarter of solid mortgage production with a total of $87 million; a 29 percent increase from the prior year. This quarter, our new money production accounted for 93 percent of our volume, and our gain on sale was a healthy 1.49 percent. Both of these metrics represent a strong performance in all of our markets served, as well as new business and disciplined pricing for State Bank.”

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Mortgage Banking ($000’s)
	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Sep. 2014
Mortgage originations	$86,965	$93,605	$74,955	$52,058	$67,502
Mortgage sales	70,081	79,806	64,360	43,542	60,982
Mortgage servicing portfolio	750,958	723,100	684,390	662,662	649,669
Mortgage servicing rights	6,798	6,548	5,860	5,704	5,720

Mortgage servicing revenue:
Loan servicing fees	459	438	420	410	400
OMSR amortization	(223)	(219)	(282)	(174)	(175)
Net administrative fees	236	219	138	236	225
OMSR valuation adjustment	(138)	268	(80)	(193)	62
Net loan servicing fees	98	487	58	43	287
Gain on sale of mortgages	1,687	1,805	1,400	1,003	1,442
Mortgage banking revenue, net	$1,785	$2,292	$1,458	$1,046	$1,729

Fee Income and Noninterest Expense

SB Financial’s fee income includes revenue from a diverse group of services, such as wealth management, deposit fees and income from bank-owned life insurance. Wealth management assets under management stood at $310.7 million as of September 30, 2015. For the third quarter of 2015, fee income as a percentage of total revenue was 39.4 percent and 40.8 percent year to date.

For the third quarter of 2015, noninterest expense (NIE) was down $0.3 million, or 3.8 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was down $0.2 million, or 2.8 percent.

Mr. Klein stated, “Total fee income, while slightly down from a strong linked quarter, still represented over 39 percent of total revenue. We are especially pleased with our mortgage production and now we are gaining traction from our SBA lending group, which has increased loan-sale-gains by 390 percent on a year to date basis.”

Fee Income / Noninterest Expense ($000’s)
	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Sep. 2014
Fee Income	$3,952	$4,443	$3,596	$3,164	$3,809
Fee Income / Total Revenue	39.4%	43.5%	39.4%	36.5%	41.6%
Fee Income / Average Assets	2.2%	2.5%	2.0%	1.8%	2.3%

Noninterest Expense	$6,626	$6,818	$6,644	$6,364	$6,888
Efficiency Ratio	65.6%	66.3%	72.2%	72.8%	74.6%
NIE / Average Assets	3.7%	3.8%	3.7%	3.7%	4.1%

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Balance Sheet

Total assets as of September 30, 2015, were $719.2 million, up 8.2 percent from a year ago. Total equity as of September 30, 2015, was $80.3 million, up 33.3 percent from a year ago. Equity balances included the net impact of the capital-raise completed in the fourth quarter of 2014, which added $14.0 million to total equity through the public offering of depository shares, each representing a 1/100th interest in the 6.50 percent Noncumulative Convertible Preferred Shares, Series A.

Total loans held for investment were $540.9 million at September 30, 2015, up $35.0 million, or 6.9 percent, from September 30, 2014. Residential real estate loans accounted for the majority of growth, up $19.1 million, or 17.8 percent. Commercial real estate and agricultural loans also rose $18.3 million and $1.9 million, or 8.6 percent, and 4.4 percent, respectively.

The investment portfolio, including Federal Reserve Bank and Federal Home Loan Bank stock, of $99.2 million represented 13.8 percent of assets at September 30, 2015, and was up 16.9 percent from a year ago. Deposit balances of $573.6 million at September 30, 2015, increased by $38.3 million, or 7.2 percent, since September 30, 2014. Growth from the prior year included $19.2 million in checking and $19.1 million in savings and time deposit balances.

Mr. Klein said, “Loan volume accelerated this quarter, as we had balance growth from the linked quarter of $18.5 million or 14 percent annualized. Nonperforming assets were impacted by a commercial real estate credit that has been periodically delinquent over the past year. While this specific credit moved our NPA ratio above 1 percent for the first time since March of 2014, we feel it will be resolved positively in the near term.”

Loan Portfolio ($000’s)	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Sep. 2014	Variance YOY
Commercial	$83,741	$84,297	$85,022	$88,329	$90,407	$(6,666)
% of Total	15.5%	16.0%	16.6%	17.1%	17.9%	(7.4%)
Commercial RE	231,249	223,994	217,610	217,030	212,964	18,285
% of Total	42.8%	42.9%	42.5%	42.0%	42.1%	8.6%
Agriculture	46,102	45,724	44,266	46,217	44,162	1,940
% of Total	8.5%	8.8%	8.7%	9.0%	8.7%	4.4%
Residential RE	126,840	116,944	114,702	113,214	107,712	19,128
% of Total	23.5%	22.4%	22.4%	21.9%	21.3%	17.8%
Consumer & Other	52,957	51,444	50,184	51,546	50,679	2,278
% of Total	9.7%	9.9%	9.8%	10.0%	10.0%	4.5%

Total Loans	$540,889	$522,403	$511,784	$516,336	$505,924	$34,965
Total Growth Percentage						6.9%

Deposit Bal. ($000’s)	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Sep. 2014	Variance YOY
Non-Int DDA	$102,460	$96,322	$96,638	$97,853	$90,261	$12,199
% of Total	17.9%	17.1%	16.7%	17.8%	16.9%	13.5%
Interest DDA	126,816	127,362	133,145	121,043	119,805	7,011
% of Total	22.1%	22.6%	23.0%	22.0%	22.4%	5.9%
Savings	77,809	78,729	75,445	64,107	61,770	16,039
% of Total	13.6%	14.0%	13.1%	11.6%	11.5%	26.0%
Money Market	107,538	100,315	106,325	104,602	96,506	11,032
% of Total	18.7%	17.8%	18.4%	19.0%	18.0%	11.4%
Certificates	158,945	160,198	166,730	163,301	166,919	(7,974)
% of Total	27.7%	28.5%	28.8%	29.6%	31.2%	(4.8%)

Total Deposits	$573,568	$562,926	$578,283	$550,906	$535,261	$38,307
Total Growth Percentage						7.2%

4

Asset Quality

SB Financial continues to maintain above peer median asset quality, reporting nonperforming assets of $8.5 million as of September 30, 2015, up $3.1 million, or 58.6 percent, from the year-ago quarter. The increase was the result of an existing delinquent commercial real estate credit that has moved to foreclosure. The Company feels the valuation of the property will approximate the loan commitment when the situation is resolved. SB Financial’s 1.18 percent of nonperforming assets to total assets remains near the top quartile in its 64-bank peer group. The coverage of problem loans by the loan loss allowance was 85.1 percent at September 30, 2015, down from the 139.2 percent at September 30, 2014.

Summary of Nonperforming Assets ($000’s)

Nonperforming Loan Category	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Sep. 2014	Variance YOY
Commercial	$453	$702	$1,413	$1,387	$1,397	$(944)
% of Total Commercial loans	0.54%	0.84%	1.66%	1.77%	1.55%	(67.5%)
Commercial RE	5,393	2,023	1,932	2,092	616	4,777
% of Total CRE loans	2.33%	0.90%	0.89%	0.96%	0.29%	775.5%
Residential RE	795	772	967	992	1,015	(220)
% of Total Res. RE loans	1.72%	0.66%	0.84%	0.88%	0.94%	(21.7%)
Consumer & Other	101	112	138	138	174	(73)
% of Total Cons. & Other loans	0.08%	0.22%	0.27%	0.27%	0.34%	(42.0%)
Total Nonaccruing Loans	6,742	3,609	4,450	4,609	3,202	3,540
% of Total Loans	1.25%	0.69%	0.87%	0.93%	0.63%	110.6%
Accruing Restructured Loans	1,576	1,595	1,524	1,384	1,620
Total Nonaccruing & Restructured Loans	$8,318	$5,204	$5,974	$5,993	$4,822	$3,496
% of Total Loans	1.54%	1.00%	1.17%	1.16%	0.95%	72.5%
Foreclosed Assets	188	180	207	285	540
Total Nonperforming Assets	$8,506	$5,384	$6,181	$6,278	$5,362	$3,144
% of Total Assets	1.18%	0.76%	0.86%	0.92%	0.81%	58.6%

Webcast and Conference Call

The Company will hold a related conference call and webcast on October 27, 2015, at 2:30 p.m. EST. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two wholly-owned operating subsidiaries: State Bank and RDSI. State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through 17 banking centers in eight Ohio counties and one center in Fort Wayne, Indiana, with 18 full service ATMs. The Company has four loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. RDSI provides item processing services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”. SB Financial’s depository shares, each representing a 1/100th interest in the preferred shares, Series A are listed on the NASDAQ Capital Market under the symbol “SBFGP”.

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In May 2015, SB Financial was ranked #163 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”) as of December 31, 2014.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that providing certain non-GAAP financial measures provides investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

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SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in Thousands)	2015	2015	2015	2014	2014

ASSETS
Cash and due from banks	$18,372	21,709	49,765	28,197	21,870

Securities available for sale, at fair value	95,482	98,786	94,056	85,240	81,148
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748

Total investment securities	99,230	102,534	97,804	88,988	84,896

Loans held for sale	8,517	10,067	8,667	5,168	6,736

Loans, net of unearned income	540,889	522,403	511,784	516,336	505,924
Allowance for loan losses	(7,076)	(7,006)	(6,830)	(6,771)	(6,713)

Net loans	533,813	515,397	504,954	509,565	499,211

Premises and equipment, net	17,619	16,432	15,407	13,604	13,256
Cash surrender value of life insurance	13,364	13,291	13,219	13,148	13,074
Goodwill	16,353	16,353	16,353	16,353	16,353
Core deposits and other intangibles	120	174	229	283	338
Foreclosed assets held for sale, net	188	180	207	285	540
Mortgage servicing rights	6,798	6,548	5,860	5,704	5,720
Accrued interest receivable	1,817	1,506	1,554	1,346	1,853
Other assets	3,046	3,017	3,536	1,587	709

Total assets	$719,237	707,208	717,555	684,228	664,556

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$102,460	96,322	96,638	97,853	90,261
Interest bearing demand	126,816	127,362	133,145	121,043	119,805
Savings	77,809	78,729	75,445	64,107	61,770
Money market	107,538	100,315	106,325	104,602	96,506
Time deposits	158,945	160,198	166,730	163,301	166,919

Total deposits	573,568	562,926	578,283	550,906	535,261

Notes payable	-	-	-	-	7,000
Advances from Federal Home Loan Bank	30,000	34,000	30,000	30,000	30,000
Repurchase agreements	16,911	15,169	14,648	12,740	17,902
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	341	289	334	264	355
Other liabilities	7,782	6,391	6,880	4,325	3,462

Total liabilities	638,912	629,085	640,455	608,545	604,290

Equity
Preferred stock	13,983	13,983	13,983	13,983	-
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,444	15,424	15,413	15,461	15,418
Retained earnings	38,705	36,930	35,429	34,379	33,075
Accumulated other comprehensive income	1,157	750	1,264	918	831
Treasury stock	(1,533)	(1,533)	(1,558)	(1,627)	(1,627)

Total equity	80,325	78,123	77,100	75,683	60,266

Total liabilities and equity	$719,237	707,208	717,555	684,228	664,556

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SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except share data)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
	2015	2015	2015	2014	2014	2015	2014
Interest income
Loans
Taxable	$6,152	5,835	5,619	5,707	5,855	17,606	16,750
Nontaxable	10	9	6	6	9	25	38
Securities
Taxable	382	395	372	300	279	1,149	898
Nontaxable	173	175	177	177	178	525	532

Total interest income	6,717	6,414	6,174	6,190	6,321	19,305	18,218

Interest expense
Deposits	492	500	495	483	500	1,487	1,501
Repurchase Agreements & Other	5	4	5	53	23	14	38
Federal Home Loan Bank advances	94	94	92	95	94	280	239
Trust preferred securities	53	53	51	54	354	157	1,017

Total interest expense	644	651	643	685	971	1,938	2,795

Net interest income	6,073	5,763	5,531	5,505	5,350	17,367	15,423

Provision for loan losses	100	500	350	150	150	950	300

Net interest income after provision for loan losses	5,973	5,263	5,181	5,355	5,200	16,417	15,123

Noninterest income
Wealth Management Fees	636	666	659	679	670	1,961	1,951
Customer service fees	734	702	632	686	730	2,068	2,005
Gain on sale of mtg. loans & OMSR's	1,687	1,805	1,400	1,003	1,442	4,892	3,225
Mortgage loan servicing fees, net	98	486	58	43	287	642	688
Gain on sale of non-mortgage loans	296	288	288	143	71	872	178
Data service fees	294	306	317	324	337	917	965
Net gain on sales of securities	-	-	-	104	-	-	56
Gain/(loss) on sale/disposal of assets	-	(1)	(19)	(15)	(15)	(20)	(64)
Other income	207	191	261	197	287	659	659

Total non-interest income	3,952	4,443	3,596	3,164	3,809	11,991	9,663

Noninterest expense
Salaries and employee benefits	3,650	3,935	3,477	3,179	3,435	11,062	10,006
Net occupancy expense	481	480	503	521	508	1,464	1,566
Equipment expense	568	524	565	625	616	1,657	1,900
Data processing fees	286	247	263	230	238	796	698
Professional fees	416	426	440	465	435	1,282	1,238
Marketing expense	146	142	149	166	105	437	398
Telephone and communication	96	98	90	91	94	284	313
Postage and delivery expense	198	201	234	197	195	633	586
State, local and other taxes	130	128	129	94	89	387	276
Employee expense	126	138	153	111	122	417	377
Intangible amortization expense	54	55	54	55	55	163	317
Other expenses	475	444	587	630	996	1,506	1,918

Total non-interest expense	6,626	6,818	6,644	6,364	6,888	20,088	19,593

Income before income tax expense	3,299	2,888	2,133	2,155	2,121	8,320	5,193

Income tax expense	1,035	897	637	631	607	2,569	1,454

Net income	$2,264	1,991	1,496	1,524	1,513	5,751	3,738

Preferred Stock Dividends	244	244	225	-	-	712	-

Net income available to common	2,020	1,747	1,271	1,524	1,513	5,039	3,738

Common share data:
Basic earnings per common share	$0.41	0.36	0.26	0.31	0.31	1.03	0.77

Diluted earnings per common share	$0.35	0.31	0.23	0.30	0.31	0.89	0.76

Average shares outstanding ($ in thousands):
Basic:	4,884	4,884	4,879	4,875	4,875	4,882	4,873
Diluted:	6,390	6,382	6,379	5,044	4,900	6,422	4,896

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SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2015	2015	2015	2014	2014	2015	2014

Net interest income	$6,073	5,763	5,531	5,505	5,350	17,367	15,423
Tax-equivalent adjustment	$94	95	94	94	96	283	294
Tax-equivalent net interest income	$6,167	5,858	5,625	5,599	5,446	17,650	15,717
Provision for loan loss	$100	500	350	150	150	950	300
Noninterest income	$3,952	4,443	3,596	3,164	3,809	11,991	9,663
Total revenue, tax-equivalent	$10,119	10,301	9,221	8,763	9,255	29,641	25,380
Noninterest expense	$6,626	6,818	6,644	6,364	6,888	20,088	19,593
Pre provision pretax income	$3,399	3,388	2,483	2,305	2,271	9,270	5,493
Pretax income	$3,299	2,888	2,133	2,155	2,121	8,320	5,193
Net income	$2,264	1,991	1,496	1,524	1,513	5,751	3,738
Income available to common shareholders	$2,020	1,747	1,271	1,524	1,513	5,039	3,738

PER SHARE INFORMATION:
Basic earnings per share	$0.41	0.36	0.26	0.31	0.31	1.03	0.77
Diluted earnings per share	$0.35	0.31	0.23	0.30	0.31	0.89	0.76
Common dividends	$0.050	0.050	0.045	0.045	0.040	0.145	0.115
Book value per common share	$12.68	12.33	12.18	11.96	12.36	12.68	12.36
Tangible book value per common share	$10.21	9.75	9.53	9.24	8.94	10.21	8.94
Market price per common share	$10.27	10.59	10.55	9.40	9.05	10.27	9.05

PERFORMANCE RATIOS:
Return on average assets	1.26%	1.11%	0.84%	0.89%	0.90%	1.07%	0.75%
Return on average equity	11.42%	10.26%	7.82%	9.40%	10.14%	9.84%	8.54%
Return on avg. tangible common equity	18.55%	16.90%	13.03%	13.03%	14.09%	16.20%	12.00%
Efficiency ratio	65.56%	66.26%	72.20%	72.78%	74.60%	67.87%	76.84%
Earning asset yield	4.27%	4.18%	4.14%	4.18%	4.29%	4.20%	4.16%
Cost of interest bearing liabilities	0.49%	0.49%	0.49%	0.53%	0.76%	0.49%	0.74%
Net interest margin	3.81%	3.70%	3.64%	3.66%	3.58%	3.72%	3.47%
Tax equivalent effect	0.06%	0.06%	0.07%	0.07%	0.06%	0.06%	0.07%
Net interest margin - fully tax equivalent basis	3.87%	3.76%	3.71%	3.73%	3.64%	3.78%	3.54%

ASSET QUALITY RATIOS:
Gross charge-offs	$58	350	303	101	94	711	747
Recoveries	$29	26	11	9	90	66	196
Net charge-offs	$29	324	292	92	4	645	551
Nonaccruing loans/ Total loans	1.25%	0.69%	0.87%	0.89%	0.63%	1.25%	0.63%
Nonperforming loans/ Total loans	1.54%	1.00%	1.17%	1.16%	0.95%	1.54%	0.95%
Nonperforming assets/ Loans & OREO	1.57%	1.03%	1.21%	1.22%	1.06%	1.57%	1.06%
Nonperforming assets/ Total assets	1.18%	0.76%	0.86%	0.92%	0.81%	1.18%	0.81%
Allowance for loan loss/ Nonperforming loans	85.07%	134.63%	114.33%	112.98%	139.22%	85.07%	139.22%
Allowance for loan loss/ Total loans	1.31%	1.34%	1.33%	1.31%	1.33%	1.31%	1.33%
Net loan charge-offs/ Average loans (ann.)	0.02%	0.25%	0.23%	0.07%	N/M	0.16%	0.15%
Loan loss provision/ Net charge-offs	344.83%	154.32%	119.86%	163.04%	N/M	147.29%	54.45%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	94.30%	92.80%	88.50%	93.72%	94.52%	94.30%	94.52%
Equity/ Assets	11.17%	11.05%	10.74%	11.06%	9.07%	11.17%	9.07%
Tangible equity/ Tangible assets	7.10%	6.89%	6.64%	6.75%	6.73%	7.10%	6.73%
Tangible equity adjusted for conversion	9.09%	8.92%	8.63%	8.84%	6.73%	9.09%	6.73%

END OF PERIOD BALANCES
Total loans	$540,889	522,403	511,784	516,336	505,924	540,889	505,924
Total assets	$719,237	707,208	717,555	684,228	664,556	719,237	664,556
Deposits	$573,568	562,926	578,283	550,906	535,261	573,568	535,261
Stockholders equity	$80,325	78,123	77,100	75,683	60,266	80,325	60,266
Intangibles	$16,473	16,527	16,582	16,636	16,691	16,473	16,691
Preferred equity	$13,983	13,983	13,983	13,983	-	13,983	-
Tangible equity	$49,869	47,613	46,535	45,064	43,575	49,869	43,575
Full-time equivalent employees	209	207	198	190	195	209	195
Period end basic shares outstanding	4,884	4,884	4,881	4,875	4,875	4,884	4,875
Period end outstanding (Series A Converted)	1,451	1,451	1,451	1,451	-	1,451	-

AVERAGE BALANCES
Total loans	$538,646	521,477	516,004	516,517	512,151	525,459	496,421
Total earning assets	$638,266	622,643	605,956	600,851	598,223	622,407	592,515
Total assets	$718,591	716,736	711,100	687,674	673,213	715,670	664,589
Deposits	$572,801	576,250	568,885	551,906	534,841	572,500	530,314
Stockholders equity	$79,301	77,649	76,534	64,846	59,684	77,871	58,330
Intangibles	$16,500	16,555	16,609	16,664	16,719	16,555	16,827
Preferred equity	$13,983	13,983	13,983	1,398	-	13,983	-
Tangible equity	$48,818	47,111	45,942	46,784	42,965	47,333	41,503
Average basic shares outstanding	4,884	4,884	4,879	4,875	4,875	4,882	4,873
Average diluted shares outstanding	6,390	6,382	6,379	5,044	4,900	6,422	4,896

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three & Nine Months Ended September 30, 2015 and 2014

($ in Thousands)	Three Months Ended September 30, 2015			Three Months Ended September 30, 2014
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Taxable securities	$82,015	382	1.86%	$68,275	279	1.63%
Nontaxable securities	17,605	262	5.96%	17,797	270	6.08%
Loans, net	538,646	6,167	4.58%	512,151	5,869	4.58%

Total earning assets	638,266	6,811	4.27%	598,223	6,417	4.29%

Cash and due from banks	27,300			23,672
Allowance for loan losses	(7,023)			(6,652)
Premises and equipment	17,173			13,791
Other assets	42,875			44,179

Total assets	$718,591			$673,213

Liabilities
Savings and interest bearing demand	$311,337	91	0.12%	$271,848	40	0.06%
Time deposits	160,519	401	1.00%	172,886	460	1.06%
Repurchase agreements & Other	17,573	5	0.11%	20,639	6	0.12%
Advances from Federal Home Loan Bank	30,043	94	1.25%	30,000	94	1.25%
Trust preferred securities	10,310	53	2.06%	18,043	371	8.22%

Total interest bearing liabilities	529,782	644	0.49%	513,416	971	0.76%

Non interest bearing demand	100,945		0.41%	90,107		0.64%
Other liabilities	8,563			10,006
Total liabilities	639,290			613,529
Equity	79,301			59,684

Total liabilities and equity	$718,591			$673,213

Net interest income (tax equivalent basis)		$6,167			$5,446

Net interest income as a percent of average interest-earning assets			3.87%			3.64%

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Taxable securities	$79,141	1,149	1.94%	$77,134	898	1.55%
Nontaxable securities	17,807	795	5.95%	18,960	806	5.67%
Loans, net	525,459	17,644	4.48%	496,421	16,808	4.51%

Total earning assets	622,407	19,588	4.20%	592,515	18,512	4.16%

Cash and due from banks	41,123			21,095
Allowance for loan losses	(6,938)			(6,804)
Premises and equipment	15,899			13,739
Other assets	43,179			44,044

Total assets	$715,670			$664,589

Liabilities
Savings and interest bearing demand	$310,542	251	0.11%	$270,086	105	0.05%
Time deposits	163,076	1,236	1.01%	173,480	1,396	1.07%
Repurchase agreements & Other	16,160	14	0.12%	18,457	21	0.15%
Advances from Federal Home Loan Bank	30,029	280	1.24%	22,371	239	1.42%
Trust preferred securities	10,310	157	2.03%	19,589	1,034	7.04%

Total interest bearing liabilities	530,117	1,938	0.49%	503,983	2,795	0.74%

Non interest bearing demand	98,882		0.41%	86,748		0.63%
Other liabilities	8,800			15,528

Total liabilities	637,799			606,259

Equity	77,871			58,330

Total liabilities and equity	$715,670			$664,589

Net interest income (tax equivalent basis)		$17,650			$15,717

Net interest income as a percent of average interest-earning assets			3.78%			3.54%

 10